SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

As previously disclosed, on May 16, 2025, Charter Communications, Inc., a Delaware corporation (“Charter”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among Charter, Charter Communications Holdings, LLC, a Delaware limited liability company and subsidiary of Charter (“Charter Holdings”), and Cox Enterprises, Inc., a Delaware corporation (“Cox Enterprises”), pursuant to which (i) Cox Enterprises will sell and transfer to Charter 100% of the equity interests of certain subsidiaries of Cox Communications, Inc., a wholly owned subsidiary of Cox Enterprises (“Cox Communications”), that conduct Cox Communications’ commercial fiber and managed IT and cloud services businesses, (ii) Cox Enterprises will contribute the equity interests of Cox Communications (after its conversion into a limited liability company pursuant to a preclosing restructuring) and certain other assets (other than certain excluded assets) primarily related to Cox Communications’ residential cable business to Charter Holdings and (iii) Cox Enterprises will pay $1.00 to Charter (the transactions described in clauses (i)-(iii), collectively, the “Transactions”).

Charter is filing this Current Report on Form 8-K to provide the (i) unaudited interim condensed consolidated financial statements of Cox Communications as of and for the three and six months ended June 30, 2026, and (ii) certain pro forma financial information regarding the Transactions as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025. The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025 are intended to reflect the impact of the Transactions on the consolidated financial statements of Charter as if the Transactions had occurred as of June 30, 2026 for the unaudited pro forma condensed combined balance sheet and as of January 1, 2025 for the unaudited pro forma condensed combined statements of operations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Unaudited interim condensed consolidated financial statements of Cox Communications, Inc. as of and for the three and six months ended June 30, 2026, and the accompanying notes thereto.
99.2	Unaudited pro forma condensed combined financial statements of Charter Communications, Inc. as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, and the accompanying notes thereto.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, the proposed transaction between Charter and Cox Enterprises. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation: (i) the effect of the announcement of the proposed transaction on the ability of Charter and Cox Enterprises to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (ii) the timing of the proposed transaction; (iii) the ability to satisfy closing conditions to the completion of the proposed transaction (including stockholder and regulatory approvals); (iv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) the ultimate outcome and results of integrating operations and application of Charter’s operating strategies to the acquired assets and the ultimate ability to realize synergies at the levels currently expected as well as potential dis-synergies; (vi) the impact of the proposed transaction on our stock price and future operating results, including due to transaction and integration costs, increased interest expense, business disruption, and diversion of management time and attention; (vii) the reduction in our current stockholders’ percentage ownership and voting interest as a result of the proposed transaction; (viii) the increase in our indebtedness as a result of the proposed transaction, which will increase interest expenses and may decrease our operating flexibility; (ix) litigation relating to the proposed transaction; (x) other risks related to the completion of the proposed transaction and actions related thereto; and (xi) the factors described under “Risk Factors” from time to time in Charter’s filings with the SEC. Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “future,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “grow,” “focused on” and “potential,” among others.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Charter assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 3, 2026

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 3, 2026

CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 3, 2026